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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2010

                      Commission file numbers: 333-82084-01
                                               333-82084

     PAPERWEIGHT DEVELOPMENT CORP.                 APPLETON PAPERS INC.
(Exact Name of Registrant as Specified    (Exact Name of Registrant as Specified
            in Its Charter)                          in Its Charter)

                                   ----------

               Wisconsin                                 Delaware
    (State or Other Jurisdiction of           (State or Other Jurisdiction of
     Incorporation or Organization)            Incorporation or Organization)

              39-2014992                                36-2556469
  (I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)

       825 East Wisconsin Avenue,
        P.O. Box 359, Appleton,
               Wisconsin                                 54912-0359
    (Address of Principal Executive                      (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Notes Indenture

     On February 8, 2010, Appleton Papers Inc. (the "Company") issued $305,000,000 aggregate principal amount of new 10.50% Senior Secured Notes due 2015 (the "Senior Secured Notes"). The Senior Secured Notes were issued pursuant to an indenture, dated as of February 8, 2010 (the "Indenture"), among the Company, each of the guarantors identified therein and U.S. Bank National Association, as trustee (in such capacity, the "Trustee") and collateral agent (in such capacity, the "Collateral Agent").

     The Senior Secured Notes mature on June 15, 2015. The Senior Secured Notes will accrue interest from the issue date at a rate of 10.50% per year and will be payable in cash semi-annually in arrears on each June 15 and December 15, commencing on June 15, 2010.

     The Company's obligations under the Senior Secured Notes are guaranteed (the "Note Guarantees") by Paperweight Development Corp. ("PDC") and certain of the Company's present and future subsidiaries (together with PDC, the "Note Guarantors"). The Note Guarantees are senior secured obligations of the Note Guarantors. The Senior Secured Notes and the Note Guarantees rank senior in right of payment to all of the Company's and the Note Guarantors' existing and future subordinated indebtedness and equally in right of payment with all of the Company's and the Note Guarantors' existing and future senior indebtedness. In addition, the Senior Secured Notes and the Note Guarantees are effectively senior to the indebtedness and guarantees under the Revolving Credit Facility (as defined below) to the extent of the value of the Notes Priority Collateral (as defined below) securing such indebtedness and guarantees and are effectively subordinated to the indebtedness and guarantees under the Revolving Credit Facility to the extent of the value of the RCF Priority Collateral (as defined below) securing such indebtedness and guarantees.

     The Senior Secured Notes and the Note Guarantees are secured by (a) a senior first priority security interest in substantially all of the Company's and the Note Guarantors' existing and future fixed assets (principally consisting of equipment, owned real property and certain related intangible assets, in each case subject to limited exceptions) (the "Notes Priority Collateral"), which also secures the Revolving Credit Facility on a junior first priority basis and (b) a junior first priority security interest in substantially all of the Company's and the Note Guarantors' other existing and future assets, including cash, accounts receivable, deposit accounts, inventory, general intangible assets (consisting primarily of intellectual property) and the capital stock of the Company and the Note Guarantors (other than PDC), in each case subject to certain exceptions (the "RCF Priority Collateral"), which also secures the Revolving Credit Facility on a senior first priority basis.

     The collateral securing the Senior Secured Notes is subject to certain permitted liens and does not include certain excluded assets, including: (i) assets over which the granting or perfection of a security interest in such assets would violate any applicable law or the provisions of the respective contract to be pledged (except to the extent applicable law renders such provisions unenforceable), (ii) leaseholds and (iii) certain other customary exceptions.

     On or prior to February 7, 2013, the Company may, subject to certain limitations, use the net cash proceeds from certain equity offerings to redeem up to 35% of the aggregate principal amount of the Senior Secured Notes, at 110.50% of the principal amount thereof, plus accrued and unpaid interest to the applicable redemption date. On or after February 8, 2013, the Company may redeem the Senior Secured
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Notes, in whole or in part, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest to the applicable redemption date.

     If the Company experiences specified change of control events, the Company must offer to repurchase the Senior Secured Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

     If the Company sells certain assets, the Company may, under certain circumstances, be required to use a portion of the net proceeds therefrom to offer to repurchase the Senior Secured Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

     The Indenture governing the Senior Secured Notes contains covenants that, among other things, restrict the Company's and PDC's ability, and the ability of the Company's restricted subsidiaries, to:

      o sell or lease certain assets or merge or consolidate with or into other companies;
      o   incur or guarantee additional debt;
      o   create liens;
      o   pay dividends or make other distributions;
      o redeem subordinated debt or make other restricted payments and investments;
      o place restrictions on the ability of certain of the Company's subsidiaries to pay dividends or other payments to the Company;
      o   enter into sale and leaseback transactions;
      o amend particular agreements relating to the Company's transaction with the Company's former parent Arjo Wiggins Appleton Limited ("AWA") and the employee stock ownership plan (the "ESOP"); and
      o   enter into transactions with affiliates.

     These covenants are subject to important exceptions and qualifications set forth in the Indenture.

     The Indenture provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Senior Secured Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs and is continuing, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Senior Secured Notes may declare all the Senior Secured Notes to be due and payable immediately.

     The Senior Secured Notes were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") for an offer and sale of securities that does not involve a public offering. The Senior Secured Notes and the Note Guarantees have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     The description above of the Indenture is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as
Exhibit 4.1 to this report and incorporated herein by reference.

Revolving Credit Facility
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     On February 8, 2010, the Company entered into a new revolving credit agreement (the "Revolving Credit Facility") provided by a syndicate of banks and other financial institutions, with Fifth Third Bank as administrative agent (in such capacity, the "Administrative Agent"), swing line lender and L/C issuer. The Revolving Credit Facility consists of a five-year secured revolving credit facility of up to $100 million for revolving loans that includes:

      o   a letter of credit sub-facility of up to $25 million; and
      o   a swing line sub-facility of up to $5 million.

     In addition, the Revolving Credit Facility contains an uncommitted accordion feature that allows the Company to increase the size of the Revolving Credit Facility by up to $25 million if the Company can obtain commitments for the incremental amount.

     The Company's borrowings under the Revolving Credit Facility initially bear interest at the Company's option at either base rate plus 3.00% or LIBOR plus 4.00% per annum. Thereafter, the interest rate payable under the Revolving Credit Facility may be reduced (and subsequently may be increased up to the foregoing levels or reduced from time to time) based on measures of the Company's average monthly unused availability as defined in the Revolving Credit Facility.

     The borrowings under the Revolving Credit Facility are limited up to the sum of (a) 85% of the net amount of the Company's eligible accounts receivable and (b) the lesser of (i) 70% of the net amount of the Company's eligible raw materials and finished goods inventory or (ii) 85% of the net orderly liquidation value of such inventory.

     Appleton Papers Canada Ltd., PDC, each of PDC's existing and future wholly-owned domestic and Canadian subsidiaries (other than the Company) and each other subsidiary of PDC that guarantees the Senior Secured Notes (collectively, the "Revolver Guarantors") guarantee the Company's obligations under the Revolving Credit Facility (the "Revolver Guarantees") pursuant to the U.S. Guarantee and Collateral Agreement and Canadian Guarantee and Collateral Agreement (described below). The Revolving Credit Facility and the Revolver Guarantees are secured by (a) a senior first priority security interest in the RCF Priority Collateral, which also secures the Senior Secured Notes and the Note Guarantees on a junior first priority basis and (b) a junior first priority security interest in the Notes Priority Collateral, which also secures the Senior Secured Notes and the Note Guarantees on a senior first priority basis.

     The Revolving Credit Facility contains affirmative and negative covenants customary for similar credit facilities, which among other things, require that the Company meet a minimum fixed charge coverage ratio under certain circumstances and restrict the Company's ability and the ability of the Company's subsidiaries, subject to certain exceptions, to do the following:

      o   incur liens;
      o   incur or guarantee additional indebtedness;
      o   make restricted payments;
      o   engage in transactions with affiliates; and
      o   make investments.

     The Revolving Credit Facility contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, certain events of bankruptcy and insolvency, ERISA violations, judgment defaults, change of control and cross-defaults to certain other indebtedness (including indebtedness evidenced by the Senior Secured Notes) and agreements related to the Fox River indemnification arrangements.
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     The description above of the Revolving Credit Facility is qualified in its entirety by reference to the complete text of the Revolving Credit Facility, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

U.S. Collateral Agreement

     On February 8, 2010, the Company, PDC, American Plastics Company, Inc. and New England Extrusion Inc. (collectively, the "U.S. Grantors") entered into a collateral agreement (the "U.S. Collateral Agreement") in favor of the Collateral Agent. Pursuant to the U.S. Collateral Agreement and subject to the certain exceptions contained therein, the U.S. Grantors have granted a senior first priority security interest in the Notes Priority Collateral and a junior first priority security interest in the RCF Priority Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, their respective obligations under the Indenture governing the Senior Secured Notes.

     The description above of the U.S. Collateral Agreement is qualified in its entirety by reference to the complete text of the U.S. Collateral Agreement, a copy of which is filed as Exhibit 4.2 to this report and incorporated herein by reference.

Canadian Collateral Agreement

     On February 8, 2010, Appleton Papers Canada Ltd. (the "Canadian Grantor") entered into a collateral agreement (the "Canadian Collateral Agreement") in favor of the Collateral Agent. Pursuant to the Canadian Collateral Agreement and subject to the certain exceptions contained therein, the Canadian Grantor has granted a senior first priority security interest in the Notes Priority Collateral and a junior first priority security interest in the RCF Priority Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, its obligations under the Indenture governing the Senior Secured Notes.

     The description above of the Canadian Collateral Agreement is qualified in its entirety by reference to the complete text of the Canadian Collateral Agreement, a copy of which is filed as Exhibit 4.3 to this report and incorporated herein by reference.

U.S. Guarantee and Collateral Agreement

     On February 8, 2010, the U.S. Grantors entered into a guarantee and collateral agreement (the "U.S. Guarantee and Collateral Agreement") in favor of the Administrative Agent. Pursuant to the U.S. Guarantee and Collateral Agreement and subject to the certain exceptions contained therein, the U.S. Grantors have granted a senior first priority security interest in the RCF Priority Collateral and a junior first priority security interest in the Notes Priority Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, their respective obligations under the Revolving Credit Facility.

     The description above of the U.S. Guarantee and Collateral Agreement is qualified in its entirety by reference to the complete text of the U.S. Guarantee and Collateral Agreement, a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Canadian Guarantee and Collateral Agreement

     On February 8, 2010, the Canadian Grantor entered into a guarantee and collateral agreement (the "Canadian Guarantee and Collateral Agreement") in favor of the Administrative Agent. Pursuant to the Canadian Guarantee and Collateral Agreement and subject to the certain exceptions contained therein, the

Canadian Grantor has granted a senior first priority security interest in the RCF Priority Collateral and a junior first priority security interest in the Notes Priority Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, its obligations under the Revolving Credit Facility.

     The description above of the Canadian Guarantee and Collateral Agreement is qualified in its entirety by reference to the complete text of the Canadian Guarantee and Collateral Agreement, a copy of which is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits
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4.1       Indenture, dated as of February 8, 2010, among Appleton Papers Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee and collateral agent, governing the 10.50% Senior Secured Notes due 2015.

4.2 Collateral Agreement made by Paperweight Development Corp., Appleton Papers Inc. and certain of its subsidiaries, in favor of U.S. Bank National Association, as collateral agent, dated as of February 8, 2010.

4.3 Collateral Agreement made by Appleton Papers Canada Ltd. in favor of U.S. Bank National Association, as collateral agent, dated as of February 8, 2010.

10.1 Credit Agreement, dated as of February 8, 2010, among Appleton Papers Inc., as borrower, Paperweight Development Corp., as holdings, Fifth Third Bank, as administrative agent, swing line lender and an L/C issuer, the other lenders party thereto and Fifth Third Bank, as sole lead arranger and sole book manager.

10.2 Guarantee and Collateral Agreement made by Paperweight Development Corp., Appleton Papers Inc. and certain of its subsidiaries, in favor of Fifth Third Bank, as administrative agent, dated as of February 8, 2010.

10.3 Guarantee and Collateral Agreement made by Appleton Papers Canada Ltd. in favor of Fifth Third Bank, as administrative agent, dated as of February 8, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2010

                                                   Paperweight Development Corp.


                                                   By: /s/ Jeffrey J. Fletcher
                                                       -------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2010

                                                   Appleton Papers Inc.


                                                   By: /s/ Jeffrey J. Fletcher
                                                       -------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller

                                  Exhibit Index

Exhibit No.   Description
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4.1           Indenture, dated as of February 8, 2010, among Appleton Papers
              Inc., as issuer, each of the guarantors identified therein and U.S. Bank National Association, as trustee and collateral agent, governing the 10.50% Senior Secured Notes due 2015.

4.2 Collateral Agreement made by Paperweight Development Corp., Appleton Papers Inc. and certain of its subsidiaries, in favor of U.S. Bank National Association, as collateral agent, dated as of February 8, 2010.

4.3 Collateral Agreement made by Appleton Papers Canada Ltd. in favor of U.S. Bank National Association, as collateral agent, dated as of February 8, 2010.

10.1 Credit Agreement, dated as of February 8, 2010, among Appleton Papers Inc., as borrower, Paperweight Development Corp., as holdings, Fifth Third Bank, as administrative agent, swing line lender and an L/C issuer, the other lenders party thereto and Fifth Third Bank, as sole lead arranger and sole book manager.

10.2 Guarantee and Collateral Agreement made by Paperweight Development Corp., Appleton Papers Inc. and certain of its subsidiaries, in favor of Fifth Third Bank, as administrative agent, dated as of February 8, 2010.

10.3 Guarantee and Collateral Agreement made by Appleton Papers Canada Ltd. in favor of Fifth Third Bank, as administrative agent, dated as of February 8, 2010.